Exhibit 10.5

ATTOVIA THERAPEUTICS, INC.

FORM OF STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of [●], (the “Effective Date”), by and between ATTOVIA THERAPEUTICS, INC., a Delaware corporation (the “Company”), [●] (“Purchaser”)[, and [●] (the “Service Provider”)].

WHEREAS, the Company desires to issue, and Purchaser desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. PURCHASE AND SALE OF STOCK.

(a) Purchase of Shares. On the Effective Date and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of [●] shares of the Company’s Common Stock, $0.0001 par value per share (the “Shares”), at the purchase price per share of $0.0001 (the “Purchase Price Per Share”) for an aggregate purchase price of $[●] (the “Purchase Price”). As used in this Agreement, the term “Shares” refers to the Shares purchased under this Agreement and includes all securities received (a) in substitution of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

(b) Deliveries by Purchaser. Purchaser hereby delivers to the Company: (a) a duly executed copy of this Agreement, (b) payment of the Purchase Price by $ [●] in cash with proof of purchase attached hereto as Exhibit 1, [and] (c) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 2 attached hereto (the “Stock Powers”) both executed by Purchaser [, and (d) if Purchaser is married, a Spouse Consent in the form of Exhibit [3] attached hereto (the “Spouse Consent”) duly executed by Purchaser’s spouse].

(c) Deliveries by the Company. Upon its receipt of the entire Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section [1][2.1](b), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, registered in Purchaser’s name.

2. LIMITATIONS ON TRANSFER. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except in compliance with the provisions herein and applicable securities laws. Furthermore, the Shares shall be subject to the transfer restrictions under the Company’s Bylaws and the Rights of First Refusal in favor of the Company or its assignees under the Section 6 of this Agreement or that may be contained in stockholder agreements by and between the Company and its stockholders. Purchaser hereby further acknowledges that Purchaser may be required to hold the Common Stock purchased hereunder indefinitely. During the period of time during which the Purchaser holds the Common Stock, the value of the Common Stock may increase or decrease, and any risk associated with such Common Stock and such fluctuation in value shall be borne by the Purchaser.

3. RESTRICTIVE LEGENDS. All certificates representing the Shares shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) “THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE CORPORATION. COPIES OF THE BYLAWS OF THE CORPORATION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

(c) Any legend required by appropriate blue sky officials.

4. REPRESENTATIONS OF PURCHASER [AND THE SERVICE PROVIDER]. In connection with the purchase of the Shares, Purchaser [and/or the Service Provider], as applicable, represents to the Company the following:

(a) Purchaser [and the Service Provider have] [has] read and understands the terms of this Agreement, and agrees to be bound by its terms and conditions.

(b) Purchaser [and the Service Provider are] [is] aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(c) Purchaser understands that the Shares have not been registered under the Act or qualified under the California Corporate Securities Law of 1968, as amended, or any other U.S. state securities laws that impose certain restrictions on Purchaser’s ability to transfer the Shares (together the “Law”), but instead that the Shares are being issued under an exemption or exemptions from the registration and qualification requirements of the Act and the Law or other applicable state securities laws which impose certain restrictions on Purchaser’s ability to transfer the Shares. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

(d) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.

(e) Purchaser is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, that, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. The Shares may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which may require, among other things, (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f) Purchaser further understands that at the time Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser may be precluded from selling the Shares under Rule 144 even if the minimum holding period requirement had been satisfied.

(g) Purchaser [and the Service Provider, respectively, each] [further] warrants and represents that Purchaser [and the Service Provider, respectively,] either (i) has a preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons of a nature and duration sufficient to make Purchaser [and the Service Provider, respectively,] aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors, and by reason of Purchaser’s [and/or the Service Provider’s] business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment, or (ii) is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act.

(h) [The Service Provider] [Purchaser] is a founder of the Company and is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in, and disposition of, the Shares.

5. COMPANY’S REPURCHASE OPTION. The Company and its assignees shall have the option to repurchase all or a portion of the Unvested Shares (defined in Section 5(b) below) on the terms and conditions set forth in this Section 5 (the “Repurchase Option”) if [the Service Provider] [Purchaser] ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation [the Service Provider’s] [Purchaser’s] death, disability, voluntary resignation or termination by the Company with or without cause.

(a) Definition of “Employed by the Company”; “Termination Date”. For purposes of this Agreement, [the Service Provider] [Purchaser] will be considered to be “employed by the Company” if the Board of Directors of the Company determines that [the Service Provider] [Purchaser] is rendering substantial services as an officer, employee, consultant or independent contractor to the Company or to any Affiliate of the Company. In case of any dispute as to whether [the Service Provider] [Purchaser] is employed by the Company, the Board of Directors of the Company shall have sole discretion to determine whether [the Service Provider] [Purchaser] has ceased to be employed by the Company or any Affiliate and the effective date on which [the Service Provider’s] [Purchaser’s] employment terminated (the “Termination Date”). An “Affiliate” means any entity that owns, directly or indirectly, stock representing more than 50% of the total combined voting power of all classes of stock of the Company or any entity in which the Company owns, directly or indirectly, equity interests representing more than 50% of the voting power of such entity.

(b) Unvested and Vested Shares. Shares that are vested pursuant to the schedule set forth herein are “Vested Shares”. Shares that are not vested pursuant to the schedule set forth herein are “Unvested Shares”. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company’s prior written consent. On the Effective Date [all] [●] of the Shares will be Unvested Shares. If [the Service Provider] [Purchaser] has continuously been employed by the Company or any Affiliate, at all times from the Effective Date until [●] (the “First Vesting Date”), then on the First Vesting Date, 1/4th of the initial Unvested Shares will become Vested Shares; and thereafter, for so long (and only for so long) as [the Service Provider] [Purchaser] remains continuously employed by the Company or any Affiliate at all times after the First Vesting Date, on the same day of each succeeding calendar month after the First Vesting Date (or if there is no such day in any month, then the last day of such calendar month) an additional 1/48th of the initial Unvested Shares will become Vested Shares. No Unvested Shares will become Vested Shares after the Termination Date. If the application of the vesting percentage results in a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the balance of Unvested Shares shall become fully Vested Shares.

(c) Acceleration of Vesting Following Change of Control and Termination. In addition to any Shares that have become Vested Shares pursuant to Section 5(b) hereof, if there is a Change of Control and if, during the period of time commencing ninety (90) days prior to the execution of a definitive agreement providing for the consummation of such Change of Control and ending on the one-year anniversary of the consummation of such Change of Control, [the Service Provider’s] [Purchaser’s] employment by the Company is terminated by the Company, other than for Cause, or is terminated by [the Service Provider] [Purchaser] for Good Reason, then, effective as of such termination, 100% of the Shares that are Unvested Shares as of such termination will become Vested Shares at the time of such termination.

As used in this Section 5(c), as applicable:

“Cause” means any of the following: (a) [the Service Provider] [Purchaser] willfully engages in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (b) [the Service Provider] [Purchaser] commits a material breach of any written agreement between [the Service Provider] [Purchaser] and the Company that causes harm to the Company, which breach is not cured within thirty (30) days after receipt of written notice describing in detail such breach to [the Service Provider] [Purchaser] from the Company; (c) [the Service Provider] [Purchaser] willfully refuses to implement or follow a directive by [the Service Provider’s] [Purchaser’s] supervisor, directly related to [the Service Provider’s] [Purchaser’s] duties, which breach is not cured within thirty (30) days after receipt of written notice describing in detail such breach to [the Service Provider] [Purchaser] from the Company; or (d) [the Service Provider] [Purchaser] engages in material misfeasance or malfeasance demonstrated by a continued pattern of material failure to perform the essential job duties associated with [the Service Provider’s] [Purchaser’s] position, which breach is not cured within thirty (30) days after receipt of written notice describing in detail such breach to [the Service Provider] [Purchaser] from the Company.

“Change of Control” means (a) any transaction or series of related transactions resulting in a liquidation, dissolution or winding up of the Company, (b) a sale of all or substantially all of the assets of the Company that is followed by a liquidation, dissolution or winding up of the Company, (c) any sale or exchange of the capital stock of the Company by the stockholders of the Company in one transaction or a series of related transactions where more than fifty percent (50%) of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities (other than pursuant to a recapitalization of the Company solely with its equity holders) or (d) any merger or consolidation (each, a “combination transaction”), in which the Company is a constituent entity or is a party with another entity if, as a result of such combination transaction, in one transaction or series of related transactions, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Stockholder,” as defined below) do not represent, or are not converted into, securities of the surviving entity in such combination transaction (or such surviving entity’s parent entity if the surviving entity is owned by the parent) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all voting securities of such surviving entity (or its parent, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving entity (or its parent, if applicable) that are held by the Acquiring Stockholder. For purposes of this paragraph, an “Acquiring Stockholder” means a stockholder or stockholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) directly or indirectly owns or controls a majority of the voting power of another entity that merges or combines with the Company in such combination transaction.

“Good Reason” means any of the following actions by the Company without [the Service Provider’s] [Purchaser’s] written consent: (a) a material reduction in [the Service Provider’s] [Purchaser’s] duties or responsibilities that is inconsistent with [the Service Provider’s] [Purchaser’s] position, provided that a mere change of title alone shall not constitute such a material reduction; (b) the requirement that [the Service Provider] [Purchaser] change his or her principal office to a facility that increases [the Service Provider’s] [Purchaser’s] commute by more than forty (40) miles from [the Service Provider’s] [Purchaser’s] commute to the location at which [the Service Provider] [Purchaser] is employed prior to such change, or (c) a material reduction in [the Service Provider’s] [Purchaser’s] annual base salary or a material reduction in [the Service Provider’s] [Purchaser’s] employee benefits (e.g., medical, dental, insurance, short-and long-term disability insurance and 401(k) retirement plan benefits, collectively, the “Employee

Benefits”) to which [the Service Provider] [Purchaser] is entitled immediately prior to such reduction (other than (i) in connection with a general decrease in the salary or Employee Benefits of all similarly situated employees and (ii) following such Change of Control, to the extent necessary to make [the Service Provider’s] [Purchaser’s] salary or Employee Benefits commensurate with those other employees of the Company or its successor entity or parent entity who are similarly situated with [the Service Provider] [Purchaser] following such Change of Control).

(d) Adjustments. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date.

(e) Exercise of Repurchase Option at Original Price. At any time within ninety (90) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser’s [personal] representative as the case may be) any or all of the Unvested Shares at the Purchase Price Per Share specified in Section 1 above, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date (the “Repurchase Price”).

(f) Payment of Repurchase Price. The Repurchase Price will be payable, at the option of the Company and/or its assignee(s), as the case may be, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser [and/or the Service Provider] to the Company (or to such assignee) or by any combination thereof. The Repurchase Price will be paid without interest within ninety (90) days after the Company gives the Purchaser written notice of the exercise of its Repurchase Option.

(g) Right of Termination Unaffected. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Affiliate) to terminate [the Service Provider’s] [Purchaser’s] employment with the Company (or any Affiliate) at any time for any reason or no reason, with or without cause.

6. RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after the date the Notice was effective in accordance with Section 10(a) hereof, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with Section 6(c) below.

(c) Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

(d) Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company, pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (a) the transfer of any or all of the Shares during [the Service Provider’s] [Purchaser’s] lifetime by gift or on [the Service Provider’s] [Purchaser’s] death by will or intestacy to [the Service Provider’s] [Purchaser’s] “Immediate Family” (as defined below) or to a trust for the benefit of [the Service Provider] [Purchaser] or [the Service Provider’s] [Purchaser’s] Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (b) except as provided in Section 6(g) clause (b) below, any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (c) any transfer of Shares pursuant to the winding up and dissolution of the Company, or (d) any Permitted Transfer (as defined under the Company’s Bylaws, as may be amended and/or restated from time to time). As used herein, the term “Immediate Family” will mean [the Service Provider’s] [Purchaser’s] spouse or Spousal Equivalent, the lineal descendant or antecedent, brother or sister, of [the Service Provider] [Purchaser] or [the Service Provider’s] [Purchaser’s] spouse or Spousal Equivalent, or the spouse or Spousal Equivalent, of any lineal descendant or antecedent, brother or sister of [the Service Provider], [Purchaser,] or [the Service Provider’s] [Purchaser’s] spouse or Spousal Equivalent, whether or not any of the above are adopted. As used herein, a person is deemed to be a “Spousal Equivalent” if the relevant person and the related party are registered as “domestic partners” under the laws of the State of California or any other law having similar effect or provided the following circumstances are true: (a) irrespective of whether or not the relevant person and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else, (d) both are at least eighteen (18) years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other’s common welfare and financial obligations, and (g) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

(g) Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

7. ESCROW. As security for Purchaser’s faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date, transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal and the Repurchase Option.

8. TAX CONSEQUENCES. PURCHASER [AND THE SERVICE PROVIDER UNDERSTAND] [UNDERSTANDS] THAT PURCHASER [AND/OR THE SERVICE PROVIDER] MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER [AND THE SERVICE PROVIDER REPRESENT] [REPRESENTS] (a) THAT PURCHASER [AND THE SERVICE PROVIDER HAVE] [HAS] CONSULTED WITH A TAX ADVISER THAT PURCHASER [AND/OR THE SERVICE PROVIDER] DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER [NOR THE SERVICE PROVIDER] IS [NOT] RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser [and the Service Provider] hereby [acknowledge] [acknowledges] that Purchaser [and the Service Provider have] [has] been informed that, in addition to receiving taxable income upon the receipt of any Shares paid for by the cancellation of compensation for services rendered, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days after the purchase of the Shares to be effective, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser [and/or the Service Provider], measured by the excess, if any, of the fair market value of the Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser [and the Service Provider represent] [represents] that Purchaser [and the Service Provider have] [has] consulted any tax advisors they deem [Purchaser deems] advisable in connection with Purchaser’s purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit [3] [4] for reference. PURCHASER [AND THE SERVICE PROVIDER HEREBY ASSUME] [HEREBY ASSUMES] ALL RESPONSIBILITY FOR PROPERLY COMPLETING AND TIMELY FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

9. MARKET STAND-OFF AGREEMENT. Purchaser shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock or other securities of the Company held by Purchaser (other than those included in the registration), including the Shares (the “Restricted Securities”), during the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock (or such longer period) as the underwriters or the Company shall request. Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriters which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s Restricted Securities until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. For purposes of this Section 5, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates.

10. MISCELLANEOUS.

(a) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, or (iv) one (1) day after deposit with an express overnight courier for United States deliveries, or two (2) days after such deposit for deliveries outside of the United States. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns.

(c) ATTORNEYS’ FEES; SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f) INDEPENDENT COUNSEL. Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

(g) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTOVIA THERAPEUTICS, INC.

By:
Tao Fu, Chief Executive Officer

Address:

PURCHASER [AND THE SERVICE PROVIDER ACKNOWLEDGE AND AGREE] [ACKNOWLEDGES AND AGREES] THAT PURCHASER MUST HOLD THE COMMON STOCK PURCHASED HEREUNDER INDEFINITELY. PURCHASER [AND THE SERVICE PROVIDER FURTHER ACKNOWLEDGE] [FURTHER ACKNOWLEDGES] THAT ANY RISK RELATED TO THE FLUCTUATION IN THE VALUE OF THE STOCK FROM AND AFTER THE DATE HEREOF SHALL BE BORNE BY PURCHASER [AND/OR THE SERVICE PROVIDER].

PURCHASER [AND THE SERVICE PROVIDER ACKNOWLEDGE] [ACKNOWLEDGES] THAT PURCHASER [AND THE SERVICE PROVIDER HAVE] [HAS] HAD AN OPPORTUNITY TO CONSULT THEIR [PURCHASER’S] OWN TAX, LEGAL AND FINANCIAL ADVISORS REGARDING THE PURCHASE OF COMMON STOCK UNDER THIS AGREEMENT.

PURCHASER [AND THE SERVICE PROVIDER ACKNOWLEDGE AND AGREE] [ACKNOWLEDGES AND AGREES] THAT IN MAKING THE DECISION TO PURCHASE THE COMMON STOCK HEREUNDER NEITHER PURCHASER [NOR THE SERVICE PROVIDER HAVE] [HAS NOT] RELIED ON ANY STATEMENT, WHETHER WRITTEN OR ORAL, REGARDING THE SUBJECT MATTER HEREOF, EXCEPT AS EXPRESSLY PROVIDED HEREIN AND IN THE ATTACHMENTS AND EXHIBITS HERETO.

PURCHASER:

[●]

Trustee: [●]

Trustee: [●]

Address:

SERVICE PROVIDER:

[●]

Address:

EXHIBIT 1

PROOF OF PURCHASE

[SIGNATURE PAGE TO ASSIGNMENT OF TECHNOLOGY AGREEMENT]

EXHIBIT 2

STOCK POWER AND ASSIGNMENT

SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement dated as of [●] (the “Agreement”), the undersigned hereby sells, assigns and transfers unto ______________________________, __________ shares of the Common Stock $0.0001 par value per share, of Attovia Therapeutics, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

[●]

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse, if any.

[EXHIBIT 3]

SPOUSE CONSENT

SPOUSE CONSENT

[The undersigned spouse of [●] (the “Purchaser”) has read, understands and hereby approves all the terms and conditions of the Stock Purchase Agreement dated [●], (the “Agreement”), by and between Purchaser and Attovia Therapeutics, Inc., a Delaware corporation (the “Company”), pursuant to which Purchaser has purchased [●]shares of the Company’s common stock (the “Shares”).

In consideration of the Company granting my spouse the right to purchase the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company’s Repurchase Option and the market standoff agreements contained therein) and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement and with respect to the making and filing of an election under Internal Revenue Code Section 83(b) in connection with the purchase of the Shares.

Dated:

Signature of Spouse [Sign Here]

Name of Spouse [Please Print]

☐ Check this box if Purchaser is not married.]

[EXHIBIT 4]

ELECTION UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE

ELECTION UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income for the Taxpayer’s current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.	TAXPAYER’S NAME: [●]

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: [●]shares of Common Stock, par value $0.0001 per share of Attovia Therapeutics, Inc., a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred was ___________, [●]and this election is made for calendar year [●].

4.	The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $[●]per share at the time of transfer.

6.	The amount paid for such shares was $ [●]per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

Dated:
Taxpayer’s Signature